EXHIBIT A

NO SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT MAY BE MADE UNTIL THE EFFECTIVENESS OF A REGISTRATION STATEMENT OR OF A POST-EFFECTIVE AMENDMENT THERETO UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), COVERING THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. TRANSFER OF THIS WARRANT IS FURTHER RESTRICTED UNDER PARAGRAPH 2 BELOW.

CLASS A

COMMON STOCK PURCHASE WARRANT

Stealth MediaLabs, Inc.
(a Nevada corporation)

         THIS CERTIFIES THAT, for value received, (the “Holder”), or its permitted registered assigns (the “Holder”), is the owner of warrants (the “Warrant”) to purchase from Stealth MediaLabs, Inc a Nevada corporation (the “Company”), during the Exercise Period (as defined in subparagraph 1(a) below), and at the Warrant Price (as defined in subparagraph 1(a) below), up to (50,000 for one unit—200,000 for two Units) __________________shares of the Company’s common stock, no par value per share (“Common Stock”) (the shares of Common Stock underlying this Warrant are hereinafter referred to as “Shares” or “Warrant Shares”).

         1. Exercise of the Warrant.

     (a) The rights represented by this Warrant shall be exercisable at any time and from time to time through and including December 31, 2005 at 5:00 p.m. Los Angeles, California (the “Exercise Period”). During such Exercise Period, the Holder shall have the option to purchase any and all of the Shares hereunder at a price of US$0.50 per Share (the “Warrant Price”). This Warrant shall expire on December 31, 2005 at 5:00 p.m. Los Angeles, California.

     (b) The rights represented by this Warrant may be exercised at any time within the Exercise Period, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly completed and executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder then appearing on the books of the Company); and (ii) payment to the Company’s attorney, as escrow agent, of the Warrant Price for the number of Shares specified in the above-mentioned purchase form together with applicable transfer taxes or similar charges imposed upon transfer, sale or assignment (hereinafter referred to as “transfer tax”), if any. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered, along with the delivery of any and all other required documents, and payment is made in accordance with the foregoing provisions of this Paragraph 1, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall be deemed the holder or holders of record of such Shares at that time and date. The Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the Company receives the items required to be delivered by this Paragraph 1 to evidence the Holder’s exercise of its rights represented by this Warrant. Upon written notice by the Company to the escrow agent confirming delivery of the Shares to the Holder, the Warrant Price shall be automatically released by the escrow agent to the Company.

         2. Restrictions on Transfer.

         The Holder acknowledges that neither this Warrant nor the Shares may be offered or sold except pursuant to an effective registration statement under the Act or a written opinion of counsel satisfactory to the Company that an exemption from registration under the Act is available.

         3. Covenants of the Company.

     (a) The Company covenants and agrees that all Common Stock issuable upon the exercise of this Warrant will, upon issuance thereof and payment therefor in accordance with the terms hereof, be duly and validly issued, fully paid and non assessable and no personal liability will attach to the holder thereof by reason of being such a holder, other than as set forth herein or provided at law.

     (b) The Company covenants and agrees that during the Exercise Period the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     (c) The Company covenants and agrees that during the Exercise Period, the Company will at all times take such action as is required to maintain its listing on the NASD OTC Bulletin Board, the BBX Exchange, the American Stock Exchange or the New York Stock Exchange. The Company will timely file with the Securities and Exchange Commission (the “Commission”) such information as the Commission may require under the Securities Exchange Act of 1934, as amended, and shall take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act of 1933, as amended (or any successor exemptive rule hereafter in effect) with respect to the Warrant Shares. The Company shall furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and (ii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Warrant Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the common stock held by any Holder pursuant to Rule 144 or any other available exemption under the Securities Act, which efforts shall include notice to its transfer agent within 24 hours of request therefore to expedite such transfers of common stock.

     (d) Registration Rights. So long as the shares of common stock issuable upon exercise of this Warrant (the “Warrant Shares”) are not then registered or otherwise freely tradeable by the Holder without restriction, each time that the Company shall propose the registration under the Securities Act of any shares of Common Stock of the Company, notice of such proposed registration stating the total number of shares proposed to be the subject of such registration shall be given to the record owners of the Warrants. The Company will automatically include in any registration statement filed with the Commission with regard to such proposed registration the number of Warrant Shares requested to be included therein by the Holder. The Company shall file a registration statement registering the issuance and resale of the Warrant Shares on or prior to February 28, 2003, and shall use its best efforts to cause such registration statement to be declared effective on or prior to May 30, 2003.

     (e) In the event, for any reason whatsoever, the Warrant Shares are not registered under this Section 3(d) on or prior to December 15, 2003, then, in addition to any other rights and remedies a Holder may have, and without waiving any breach of this Agreement, the Holder shall have the right to convert the Warrant, or any portion thereof, into Warrant Shares by executing and delivering to the Company, at its principal executive office, a duly executed Purchase Form, specifying the number of Warrant Shares as to which the Warrant is being exercised, and accompanied by the surrender of the Warrant. The number of Warrant Shares to be issued shall be computed using the following formula:

                   X = [y•(A-B)]/A
                   X = the number of Warrant Shares to be issued to such Holder
                   Y = the total number of Warrant Shares then issuable upon exercise of the Warrant in full
                   A = the Fair Value (as defined below) of one Warrant Share
                   B = the Exercise Price (as adjusted) on the date of conversion

         Fair Value as of a particular date shall mean the closing price for the day before the day in question. The closing price shall be the last reported sale price on the day in question or, in case no such reported sale takes place on such day, on the most recent reported sale prior to such day in question, in each case on the principal national securities exchange on which the Company’s Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the last trade price as reported by the National Association of Securities Dealers Automated Quotation System, (the “NASDAQ”), Over the Counter or Bulletin Board market, or the “pink sheets,” whichever is applicable. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, “Fair Value” shall mean the fair value of such item as determined by mutual agreement reached by the Company and the Holder of Warrant Shares or, in the event the parties are unable to agree, an opinion of an independent nationally recognized investment banking, accounting or appraisal firm or firms retained by the Company, at the Company’s expense, to determine such Fair Value. If Holder deems such valuation is deemed necessary by the Holder, the Company shall retain such firm within 15 days of written demand therefore by the Holder.

     (f) The Company hereby covenants and agrees that it will select and retain a qualified person acceptable to Utek Corporation to act as the Company’s Chief Financial Officer (CFO) at the earliest practical time, but not later than January 15, 2003, provided that a CFO shall be retained and paid only with gross proceeds from the offering conducted under the December 8, 2002 Special Supplement which are in excess of $125,000

         4. No Rights of Shareholder.

         This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         5. Adjustments of Warrant Price and Number of Shares.

     (a) Adjustment in Number of Shares. Upon each adjustment of the Warrant Price pursuant to the provisions of this Paragraph 5, the number of Shares issuable upon the exercise of the Warrant shall be adjusted, subject to subparagraph 5(c), to the nearest full whole number by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the then adjusted Warrant Price.

     (b) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right, upon exercise of the Warrant, to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the Warrant immediately prior to any such events at a price equal to the product of (x) the number of Shares issuable upon exercise of the Warrant and (y) the Warrant Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrant.

         Upon the consummation of any sale of all or substantially all of the assets of the Company to, or consolidation with or merger of the Company into, any person or entity, all rights under this Warrant shall terminate other than the right of the Holder to receive the consideration such Holder would have received if it had exercised the Warrant immediately prior to such sale, consolidation or merger, such right to receive consideration to be net of the applicable Warrant Price for such Warrant immediately prior to such termination.

(c) No Adjustment of Warrant Price in Certain Cases. Notwithstanding anything herein to the contrary, no adjustment of the Warrant Price shall be made:

(i) Upon the issuance or sale of the Warrant or the Shares; or

               (ii) Upon (A) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or as hereafter amended in accordance with the terms thereof or any other employee or executive or consultant stock option plan, agreement or understanding approved by the Board of Directors of the Company or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, (B) the issuance or sale by the Company of any shares of Common Stock upon the conversion of any convertible securities of the Company or upon the exercise of any currently outstanding options or warrants of the Company or (C) as part of a merger, consolidation or other corporate acquisition or business combination; or

               (iii) Upon the issuance or sale of any securities of the Company in an underwritten transaction or in any transaction where the price of the securities to be issued or sold in such transaction is determined by an investment banker or placement agent; or

               (iv) If the amount of said adjustment shall be less than one percent (1%) of the then market price per share of Common Stock. Nothing in this subparagraph (c) of this Paragraph 6 shall imply, in any way, that any adjustment pursuant to this Paragraph 6 shall be required and the only adjustments required pursuant to this Paragraph 6 shall be an adjustment required specifically by a subparagraph of this Paragraph 5 other than this subparagraph (c).

     (d) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time after the date hereof and prior to the exercise and expiration of the Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to all of the holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than such a cash dividend or distribution or dividend consisting solely of shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the unexercised Warrant shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same monies, assets, property, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Holder were the owner of the Shares at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Paragraph 5(d).

     (e) Notice in Event of Dissolution. In case of the dissolution, liquidation or winding-up of the Company, all rights under the Warrant shall terminate on a date fixed by the Company, such date to be no earlier than ten (10) days prior to the effectiveness of such dissolution, liquidation or winding-up and not later than five (5) days prior to such effectiveness. Notice of such termination of purchase rights shall be given to the last registered Holder of the Warrant, as the same shall appear on the books and records of the company, by registered mail at least thirty (30) days prior to such termination date.

     (f) Computations. The Company may retain a firm of independent public accountants (who may be any such firm regularly employed by the Company) to make any computation required under this Paragraph 6, and any certificate setting forth such computation signed by such firm shall be conclusive evidence of the correctness of any computation made under this Paragraph 5. In addition, the Chief Financial Officer of the Company may make any computations required by this Paragraph 5 and any certificate setting forth such computation signed by the Chief Financial Officer of the Company shall be conclusive evidence of the correctness of any computation made under this Paragraph 5.

     (g) Subdivision and Combination. If the Company shall at any time after the date hereof subdivide or combine the outstanding shares of Common Stock, the Warrant Price of the Warrant shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         6. Fractional Shares.

     (a) The Company shall not be required to issue fractional shares of Common Stock on the exercise of this Warrant, provided, however, that if the Holder exercises the Warrant in full, any fractional shares of Common Stock shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

(b) The Holder of this Warrant, by acceptance hereof, expressly waives his right to receive any fractional share of Common Stock upon exercise of this Warrant.

         7. Miscellaneous.

(a) This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof.

     (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to 203 N. Wabash Avenue, Suite 1805, Chicago, Illinois, USA 60601, Attention: President.

(c) All the covenants and provisions of this Warrant by or for the benefit of the Company and the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

     (d) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder and any other registered Holder any legal or equitable right, and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder and any other Holder.

     (e) This Warrant may be exercised in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated __________ , 2002.

Stealth MediaLabs, Inc By: ________________________________ Name:_______________________________ Title: _____________________________

Agreed, acknowledged and accepted
as of the date set forth above.

HOLDER OF WARRANT:

By: __________________________________

Name: _______________________________________
Title: ________________________________________
Address: _____________________________________
                   _________________________________________
                   _________________________________________

Telephone:_____________________________________
Tax Ident. No.___________________________________
No. of Warrants:_________________________________

PURCHASE FORM

(IMPORTANT: To be signed only upon exercise of the Warrant)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ___________ shares of Common Stock of Stealth MediaLabs, Inc. and herewith makes payment of $_________ therefore, and requests that the certificates for Common Stock to be issued in the name(s) of, and delivered to ______________________________________________ whose address(es) is (are) ___________________________________________________________ and where applicable whose social security or taxpayer identification number is ______________________.

Dated: _______________________________

(Name of Holder)

(Signature of Holder)

(Address)

* Signature must conform in all respects to the name of registered Holder.

TRANSFER FORM

(IMPORTANT: To be signed only upon exercise of the Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto _____________________________ the right to purchase ____________ shares of Common Stock of BitzMart, Inc. represented by the foregoing Warrant, and appoints _________________________ attorney to transfer such rights on the books of Stealth MediaLabs, Inc. with full power of substitution in the premises.

Dated:____________________________________________

(Name of Holder)

(Signature of Holder)

(Address)

In the presence of (Witness):

* Signature must conform in all respects to the name of registered Holder.

** Must be accompanied by opinion of counsel indicating that registration is not required under the Securities Act of 1933, as amended.